Exhibit 99.4

                                 MEDIABAY, INC.
                               2 RIDGEDALE AVENUE
                         CEDAR KNOLLS, NEW JERSEY 07929

                                              October 3, 2002

Huntingdon Corporation
c/o The Herrick Company, Inc.
2 Ridgedale Avenue
Cedar Knolls, New Jersey  07929

                               Re:   LOAN AGREEMENT

Gentlemen:

      Reference is made to the Amended and Restated Credit Agreement dated as of April 30, 2001, by and among MediaBay, Inc. (the "Company"), Radio Spirits, Inc. and Audio Book Club, Inc., as borrowers, and the banks, financial institutions and other institutions named therein, as amended to date (the "Credit Agreement"), the obligations of the Company under which are scheduled to mature on January 15, 2003. The lenders under the Credit Agreement (the "Lenders") have agreed to amend the Credit Agreement substantially in the form of Exhibit A annexed hereto (the "Amended Credit Agreement"), and as a condition to entering into the Amended Credit Agreement, the Lenders require that the Company obtain at least $1,500,000 of additional financing and that Huntingdon extend the maturity dates of the Existing Notes (defined below).

      This letter agreement (the "Agreement") confirms our agreement and understanding with respect to the following matters:

      1. Initial Financing.

      (a) As consideration for Huntingdon Corporation ("Huntingdon") advancing to the Company an aggregate of $1,000,000 through the date hereof (collectively, the "Initial Financing") for working capital purposes, on the date hereof, the Company shall deliver to Huntingdon a $1,000,000 principal amount convertible senior promissory note secured by all of the assets (other than cash, accounts receivable and inventory) of the Company and containing such other terms as set forth in Exhibit B annexed hereto (the "Initial Financing Note").

      (b) As further consideration for the Initial Financing, on the date hereof, the Company shall issue to Huntingdon warrants to purchase up to 250,000 shares of common stock, no par value, of the Company (the "Common Stock") at an initial exercise price of $2.00 per share pursuant to a warrant agreement (the "Warrant Agreement") in the form of Exhibit C annexed hereto (the "Initial Financing Warrants").

      2. Second Financing.

      (a) Huntingdon shall loan to the Company $150,000 (the "Second Financing"), payable to the Company by wire transfer of immediately available funds on or before October 10, 2002 (the "Second Financing Date").

      (b) As consideration for the Second Financing, on the Second Financing Date, the Company shall execute and deliver to Huntingdon a convertible senior promissory note in the principal amount of $150,000, secured by all of the assets of the Company (other than cash, accounts receivable and inventory) of the Company and containing such other terms as set forth in Exhibit D annexed hereto (the "Second Financing Note"). The Second Financing Note shall be convertible into shares of Common Stock at an initial conversion rate equal to
(i) $2.00 or (ii) the closing sale price of the Common Stock on the Second Financing Date, whichever is lower.

      (c) As additional consideration for the Second Financing, on the Second Financing Date, the Company shall issue to Huntingdon warrants to purchase up to a number of shares of Common Stock equal to 50% of a fraction, the numerator of which is $150,000 and the denominator of which is the initial conversion rate of the Second Financing Note, at an initial exercise price per share equal to the initial conversion rate of the Second Financing Note (the "Second Financing Warrants") pursuant to the Warrant Agreement.

      3. Third Financing.

      (a) Huntingdon shall loan to the Company $350,000 (the "Third Financing"), payable to the Company by wire transfer of immediately available funds on or before November 15, 2002 (the "Third Financing Date").

      (b) As consideration for the Third Financing, on the Third Financing Date, the Company shall execute and deliver to Huntingdon a convertible senior promissory note in the principal amount of $350,000 secured by all of the assets of the Company (other than cash, accounts receivable and inventory) of the Company and containing such other terms as set forth in Exhibit D annexed hereto (the "Third Financing Note"). The Third Financing Note shall be convertible into shares of Common Stock at an initial conversion rate equal to (i) $2.00 or (ii) the closing sale price of the Common Stock on the Third Financing Date, whichever is lower.

      (c) As additional consideration for the Third Financing, on the Third Financing Date, the Company shall issue to Huntingdon warrants to purchase up to a number of shares of Common Stock equal to 50% of a fraction, the numerator of which is $350,000 and the denominator of which is the initial conversion rate of the Third Financing Note at an initial exercise price per share equal to the initial conversion rate of the Third Financing Note (the "Third Financing Warrants") pursuant to the Warrant Agreement.

      4. Supplemental Financings.

      (a) Huntington may loan to the Company up to an additional $1,500,000 (each such loan, a "Supplemental Financing") at any time, from time to time, upon the mutual agreement of Huntingdon and the Company.

      (b) In the event Huntingdon loans all or a portion of the Supplemental Financing to the Company in accordance with Section 4(a) above, the Company shall (i) deliver to Huntingdon a convertible senior subordinated unsecured promissory note in the principal amount of the Supplemental Financing made on such date, containing such other terms as set forth in Exhibit E annexed hereto (the "Supplemental Financing Note") and (ii) issue to Huntingdon warrants to purchase a number of shares of Common Stock equal to 50% of a fraction, the numerator of which is the principal amount of such Supplemental Financing Note and the denominator of which is the initial conversion rate of the Supplemental Financing Note, at an exercise price per share equal to the initial conversion rate of the Supplemental Financing Note (the "Supplemental Amount Warrants") pursuant to the Warrant Agreement. The Supplemental Financing Note shall be convertible into shares of Common Stock at an initial conversion rate equal to,
(i) (x) in the case of a Supplemental Financing made on or before December 24, 2002, $2.00 or (y) the closing sale price of the Common Stock on the date of such Supplemental Financing, whichever is lower or (ii) in the case of a Supplemental Financing made after December 24, 2002 the closing sale price of the Common Stock or the date of such Supplemental Financing.

      5. Other Financing Documents.

      (a) In connection with the Financings (defined below), each of the Company and Huntingdon shall enter into an amendment to the Security Agreement dated as of April 30, 2001 by and among the Company, the subsidiaries of the Company set forth on Schedule 2 annexed thereto and Huntingdon, in the form of Exhibit F annexed hereto (the "Security Agreement Amendment").

      (b) In connection with each of the Financings except for the Supplemental Financing, each of the Company, Huntingdon and Norton Herrick shall enter into an amendment to the Intercreditor Agreement dated as of April 30, 2001, by and among the Company, Huntingdon and Norton Herrick in the form of Exibit G annexed hereto (the "Intercreditor Agreement Amendment").

      (c) In connection with the Financings, each of Radio Spirits, Inc. and Audio Book Club, Inc. shall enter into an amendment to the Guaranty dated as of April 30, 2001 made in favor of Huntingdon in the form of Exhibit H annexed thereto.

      6. Registration Rights Agreement.

      The Registration Rights Agreement dated as of April 30, 2001 (the "Registration Rights Agreement") by and among the Company, Huntingdon, Norton Herrick and Evan Herrick shall be amended and restated in the form attached hereto as Exhibit I, pursuant to which, among other things, the Company shall grant to Huntingdon certain registration rights with respect to the shares of Common Stock issuable upon (i) conversion of the Financing Notes (defined below) and (ii) exercise of the Financing Warrants (defined below), upon the terms and conditions set forth therein.

      7. Additional Definitions.

      (a) The term "Financing Notes" means the Initial Financing Note, the Second Financing Note, the Third Financing Note and the Supplemental Financing Notes, if any.

      (b) The term "Financing Warrants" means the Initial Financing Warrants, the Second Financing Warrants, the Third Financing Warrants and the Supplemental Financing Warrants, if any.

      (c) The term "Financings" means the Initial Financing, the Second Financing, the Third Financing and the Supplemental Financings, if any.

      (d) The term "$2,500,000 Note" means the $2,500,000 principal amount convertible senior promissory note issued to Huntingdon on May 14, 2001, as amended.

      (e) The term "$800,000 Note" means the $800,000 principal amount convertible senior subordinated promissory note issued to Huntingdon on May 14, 2001, as amended.

      (f) The term "$500,000 Note" means the $500,000 principal amount convertible senior promissory note issued to Huntingdon on February 22, 2002.

      (g) The term "Existing Notes" means the $2,500,000 Note, the $800,000 Note and the $500,000 Note.

      8. Representations and Warranties.

      (a) Huntingdon hereby represents, warrants and acknowledges to the Company that:

            (i) Huntingdon is a corporation duly organized under the laws of the State of Florida and has full power and authority to execute and deliver this Agreement, Warrant Agreement, the Security Agreement Amendment, the Intercreditor Agreement Amendment and the Registration Rights Agreement. This Agreement, together with the Warrant Agreement, the Security Agreement Amendment, the Intercreditor Agreement Amendment and the Registration Rights Agreement are hereinafter collectively referred to as the "Huntingdon Agreements") and to perform its obligations thereunder. The execution and delivery of the Huntingdon Agreements by Huntingdon and the performance by Huntingdon of its obligations thereunder have been duly authorized by all necessary corporate action on the part of Huntingdon. Each of the Huntingdon Agreements has been duly executed and delivered by Huntingdon and constitutes the legal, valid and binding obligation of Huntingdon, enforceable against Huntingdon in accordance with its terms.

            (ii) Huntingdon is a sophisticated purchaser and has received and reviewed copies of the Company's most recent annual report, proxy statement and other recent filings by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and such other information concerning the Company and its business, financial condition and results of operations as to be able to make an informed analysis and decision regarding the purchase of the Financing Notes and Financing Warrants and the shares of the Company's common stock issuable upon conversion and/or exercise thereof, as the case may be (collectively, the "Securities"). Huntingdon has had a reasonable opportunity to ask questions of and receive answers from the Company, and all such questions, if any, have been answered to Huntingdon's full satisfaction. Huntingdon has such knowledge and expertise in financial and business matters that Huntingdon is capable of evaluating the merits and risks involved in the purchase of the Securities. Huntingdon is acquiring and will acquire, as applicable, the Securities solely for its own account, for investment purposes only, and not with a view towards their resale or distribution other than in accordance with an effective registration statement under the Securities Act of 1933, as amended (the "Act") or an applicable exemption therefrom. Huntingdon is an "accredited investor," as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act.

            (iii) Huntingdon understands that (a) the sale of the Securities to Huntingdon has not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to the Act and regulations thereunder; (b) the Securities are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (c) the Securities may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (d) except as provided in the Registration Rights Agreement, the Company is under no obligation to register the Securities under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (e) the certificates for the Securities will bear a legend to the effect that the transfer of any of the securities represented thereby is subject to the provisions hereof; and (f) stop transfer instructions will be placed in the Company's records with respect to the Securities.

      (b) The Company hereby represents, warrants and acknowledges to Huntingdon that:

            (i) The Company is a corporation duly organized under the laws of the State of Florida and has full power and authority to execute and deliver the Financing Notes, the Financing Warrants and the Huntingdon Agreements (the Huntingdon Agreements, together with the Notes and Warrants, are hereinafter collectively referred to as the "Company Agreements"), and to perform its obligations thereunder. The execution and delivery of the Company Agreements by the Company and the performance by the Company of its obligations thereunder have been duly authorized by all necessary corporate action on the part of the Company. Each of the Company Agreements has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            (ii) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued common stock, the full number of shares of Common Stock issuable upon conversion and/or exercise of the Financing Notes and Financing Warrants, as the case may be, and upon due conversion and/or exercise thereof, as the case may be, pursuant to their respective terms (including the payment of the exercise price thereof with respect to the exercise of the Financing Warrants), the shares of the Common Stock issuable upon such conversion and/or exercise, as the case may be, will be duly authorized, validly issued, fully paid and non-assessable.

            (iii) The execution, delivery and performance by the Company of the Company Agreements and the consummation by the Company of the transactions contemplated thereby do not (A) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or (B) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting the Company.

      9. Existing Notes

      (a) The Company and Huntingdon agree that the maturity date of the $2,500,000 Note shall be extended to September 30, 2007.

      (b) The Company and Huntingdon agree that the maturity date of the $800,000 Note shall be extended to September 30, 2007.

      (c) The Company and Huntingdon agree that the maturity date of the $500,000 Note shall be extended to September 30, 2007.

      (d) The Company and Huntingdon agree that the $2,500,000 Note and the $500,000 Note shall be amended adding a new Section 1.9 to each such note after the end of Section 1.8 of each such note which reads as follows:

            1.9 The Holder shall have the right, at any time on or after the date on which the Company has repaid all of its obligations under the Senior Credit Agreement to make a demand for payment of the unpaid principal balance of, and interest on, this Note and, on such date, the outstanding principal balance of, and interest on, this Note shall become due and payable.

      (e) The Company and Huntingdon agree that the $800,000 Note shall be amended by adding a new Section 1.9 after the end of Section 1.8 of such note which reads as follows:

            1.9 The Holder shall have the right, at any time on or after the ninetieth (90th) date after the date on which the Company has repaid all of its obligations under the Senior Credit Agreement, to make a demand for payment of the unpaid principal balance of, and interest on, this Note and on such date, the outstanding principal balance of, and interest on, this Note shall become due and payable.

      (f) Huntingdon and the Company acknowledge, however, that ING (U.S.) Capital Corporation and the other lender parties to the Amended Credit Agreement (the "Lender Parties") are relying on the extensions of the maturity dates of the Existing Notes as third-party beneficiaries of Sections 9(a) through (f) and, therefore, agree not to change the maturity date of any Existing Note or the date on which Huntingdon may demand repayment of any Existing Note to a date prior to the date on which the Company repays all of its obligations under the Amended Credit Agreement (or 90 days after such date in the case of the $800,000
Note).

      (g) Huntingdon waves any rights it may have under the Existing Notes which relates to or arise out of this Agreement including, without limitation, the covenants and conditions set forth in Sections 6.2, 6.3 and 6.4 of each of the Existing Notes.

      (h) As consideration for extending the maturity dates of the Existing Notes and the consent and waiver set forth in Section 9(e), notwithstanding
Section 1.6 of each Existing Note, the Company agrees, for so long as any Existing Note is held by Huntingdon, not to prepay any Existing Note (in whole or in part) unless the Company provides 90 business days prior written notice to Huntingdon of such prepayment.

      (i) Section 1.1 of each Existing Note shall be amended by adding the following sentence after the last sentence of Section 1.1:

                  Any interest on this Note which is not paid on the date such interest payment is due shall accrue interest from and after the date such interest payment was due (including due to the fact that it was accrued in accordance with this Section 1.1) at the same rate of interest as payable on the unpaid principal balance of this Note, and shall be paid on the same date on which any interest accrued on the unpaid principal balance of this Note is paid.

      10. As long as any Financing Note is held by Huntingdon, without the prior written consent of Huntingdon, the Company will not, and will not permit any subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt (defined in the Financing Notes), other than:

      (a) this Note and any guaranties thereof;

      (b) Debt owing by the Company to any wholly-owned subsidiary of the Company and Debt of a subsidiary of the Company owing to the Company or a wholly-owned subsidiary of the Company;

      (c) Debt existing or issued on the Issue Date and listed on Schedule 10 (including Debt under the Amended Credit Agreement);

      (d) Debt incurred under the Senior Credit Facility (defined in the Financing Notes) from time to time following the Issue Date;

      (e) Debt incurred or created to refinance any of the Debt permitted by clauses (C) and (D) of this Section 10, provided that in the case of Debt listed on Schedule 10 (other than Debt under the Senior Credit Facility and refinancing thereof), the principal amount does not exceed the principal amount of Debt being refinanced;

      (f) Debt (other than the Financing Notes) owing by the Company or a subsidiary thereof to Norton Herrick, Evan Herrick, Michael Herrick and/or Howard Herrick (together, the "Herricks") and/or any of their respective affiliates;

      (g) Debt incurred by the Company or a subsidiary thereof to finance the payment of the Change in Control Purchase Price (defined in the Financing Notes) of the Financing Notes;

      (h) The Financing Notes;

      (i) Debt, in addition to the Debt permitted to be incurred by the clauses
(A) through (H) of this Section 10, in the principal amount at any time outstanding not to exceed $1,000,000;

      (j) Any Guaranties made or issued by the Company of Debt permitted to be incurred by any of its subsidiaries pursuant to clauses (E), (F), (G), (H) and
(I) above and clause (K) below and Guaranties (defined in the Financing Notes) made or issued by subsidiaries of the Company of Debt permitted to be incurred by the Company pursuant to clauses (C), (D), (E), (F), (G), (H) and (I) above and clause (K) below; and

      (k) Any other Debt permitted to be incurred by the Company or any of its subsidiaries consistent with the terms of the Amended Credit Agreement as in effect on the Date of this Agreement.

      11. As long as any Financing Note is held by Huntingdon, without the prior written consent of Huntingdon, the Company will not, and will not permit any subsidiary thereof to, incur, assume or Guaranty any Debt which is subordinated in right of payment to any other Debt of the Company or any subsidiary thereof, unless such Debt is also subordinated in right of payment to the obligations of the Company in respect of this Note on terms reasonably acceptable to the Holder.

      12. Preferred Stock Exchange.

      In the event that the Company and Huntingdon mutually agree to exchange the debt represented by one or more of the Existing Note and/or the Financing Notes for equity securities of the Company, in lieu of Huntingdon converting the Note, all or a portion of the Existing Notes and/or Financing Notes may be exchanged for shares of one or more newly created series of preferred stock, which series shall rank pari passu in all respects with the Series A Convertible Preferred Stock of the Company, and otherwise have substantially similar rights, preferences and privileges as, the Series A Convertible Preferred Stock of the Company, except that the conversion rate of any newly created of preferred stock shall be the same as the conversion rate of the Existing Note or Financing Note it is issued in exchange for and any preferred stock issued upon exchange of a Financing Note will have the same anti-dilution provisions as such Financing Note.

      13. Further Assurances.

      Huntingdon and the Company shall, from time to time and at any time following the delivery of this Agreement, at the request of the other party to this Agreement, execute and deliver to the requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

      14. Amendment.

      This Agreement may only be amended by a written instrument executed by Huntingdon and the Company; provided, however, that Section 5(b) hereof may only be amended by a written instrument executed by Huntingdon, the Company and Norton Herrick, and the last sentence of Section 9(f) may only be amended by a written instrument entered by Huntingdon, Norton Herrick and the Lender Parties.

      15. Entire Agreement.

      This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      16. Breach; Waiver of Breach.

      The failure of any party hereto to insist upon strict performance of any of the covenants and agreements contained in this Agreement or to exercise any option or right conferred in this Agreement in any one or more instances shall not be construed to be a waiver or relinquishment of any such option or right or of any other covenants or agreements, and the same shall be and remain in full force and effect.

17. Notices.

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly made when received if (i) delivered by hand, (ii) sent by overnight courier, (iii) mailed by registered or certified mail, postage prepaid, return receipt requested, or (iv) sent by confirmed facsimile, as follows:

                  (a)      If to Huntingdon, to:
                           c/o The Herrick Company, Inc.
                           2 Ridgedale Avenue
                           Cedar Knolls, New Jersey 07929
                           Attention: Mr. Norton Herrick

                  (b)      If to the Company, to:
                           MediaBay, Inc.
                           2 Ridgedale Avenue
                           Cedar Knolls, New Jersey 07929
                           Attention: Chief Financial Officer

      18. Governing Law.

      (a) This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to any choice of law rules which would require the application of the law of any other jurisdiction.

      (b) Huntingdon and the Company agree that any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or any action or proceeding to execute or otherwise enforce any judgment with respect to any breach of this Agreement may be brought in any federal district court located in New York County, New York, or any New York State court located in New York County, New York, as the moving party may in his or its sole discretion elect, and by the execution and delivery of this Agreement,

Huntingdon and the Company irrevocably and unconditionally submit to the non-exclusive in personam jurisdiction of each such court, and Huntingdon and the Company irrevocably waive and agree not to assert in any proceeding before any tribunal, by way of motion, as a defense or otherwise, any claim that he or it is not subject to the in personam jurisdiction of any such court. In addition, Huntingdon and the Company irrevocably waive, to the fullest extent permitted by law, any objection that he or it may now or hereafter have to the laying of venue in any suit, action or proceeding arising out of or relating to this Agreement or transaction contemplated hereby brought in any such court, and hereby irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      19. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

      20. Severability.

      Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      21. Counterparts; Facsimile Signatures.

      This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile signatures shall be effective and binding as original signatures.

      Please execute this agreement where indicated and return it to the undersigned whereupon it shall become a binding agreement among us.

                                            Sincerely,

                                            MEDIABAY, INC.


                                            By: /s/ John Levy
                                                -------------------------------
                                                Name:  John Levy
                                                Title: Executive Vice President
                                                       & Chief Financial Officer

Agreed to and Accepted by:

HUNTINGDON CORPORATION


By: /s/ Norton Herrick
   ----------------------------
   Name:
   Title:

                                   Schedule 10

1. Debt incurred under the $1,984,250 principal amount of Convertible Senior Subordinated Promissory Note issued to Norton Herrick on May 14, 2001, as amended.

2. Debt incurred under the $500,000 principal amount of Convertible Senior Subordinated Promissory Note issued to Evan Herrick on January 18, 2002, as amended.

3. Debt incurred under the $3,200,000 principal amount of Convertible Senior Subordinated Promissory Notes due December 31, 2004 issued to ABC Investment, L.L.C.

4. Debt incurred under the $2,500,000 principal amount of Convertible Senior Promissory Note issued to Huntingdon Corporation on May 14, 2001, as amended.

5. Debt incurred under the $500,000 principal amount of Convertible Senior Promissory Note issued to Huntingdon Corporation on February 22, 2002, as amended.

6. Debt incurred under the $800,000 Convertible Senior Subordinated Promissory Note issued to Huntingdon Corporation on May 14, 2001, as amended.